UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2009

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 23, 2009, Joel G. Edwards resigned as Chief Financial Officer and Treasurer of Rainier Pacific Financial Group, Inc. (“Company”), and as Chief Financial Officer, Treasurer and Secretary of its subsidiary, Rainier Pacific Bank (“Bank”).  Mr. Edwards’ resignation from these positions is effective as of the close of business on February 27, 2009.

(c)  John A. Hall, the President and Chief Executive Officer of the Company and the Bank has been appointed, on an interim basis, to fill the vacancies created by Mr. Edwards' resignation and the Federal Deposit Insurance Corporation has been notified of this appointment.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: February 23, 2009	/s/John A. Hall
John A. Hall
President and Chief Executive Officer
(Principal Executive Officer)

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